Interests in subsidiaries	12 Months Ended
Dec. 31, 2022
Disclosure of subsidiaries [abstract]
Interests in subsidiaries
32 Interests in subsidiaries
Subsidiaries with material non-controlling interests
Non-controlling interests principally arise from the Group’s listed investment in Bangladesh (British American Tobacco Bangladesh Company Limited) where the Group held 72.91% in 2022, 2021 and 2020. Summarised financial information for Bangladesh is shown below as required by IFRS 12 Disclosure of interest in other entities. No adjustments have been made to the information below for the elimination of intercompany transactions and balances with the rest of the Group.

Summarised financial information	2022 £m	2021 £m	2020 £m
Revenue	732	640	553
Profit for the year	153	127	101
– Attributable to non-controlling interests	41	34	27
Total comprehensive income	132	127	91
– Attributable to non-controlling interests	36	34	25
Dividends paid and other appropriations made to non-controlling interests	(32)	(28)	(31)
Summary net assets:
Non-current assets	322	303	271
Current assets	253	345	271
Non-current liabilities	78	70	58
Current liabilities	166	262	190
Total equity at the end of the year	331	316	294
– Attributable to non-controlling interests	90	86	80
Net cash generated from operating activities	164	52	137
Net cash used in investing activities	(46)	(26)	(11)
Net cash used in financing activities	(147)	(55)	(111)
Differences on exchange	4	—	(1)
(Decrease)/increase in net cash and cash equivalents	(25)	(29)	14
Net cash and cash equivalents at 1 January	1	30	16
Net cash and cash equivalents at 31 December	(24)	1	30
Subsidiaries subject to restrictions:
As a result of the Group’s Canadian subsidiary, Imperial Tobacco Canada (ITCAN), entering CCAA protection, the assets of ITCAN are subject to restrictions. The table below summarises the assets and liabilities of ITCAN:

Summarised financial information	2022 £m	2021 £m
Non-current assets	2,554	2,403
Current assets	2,193	1,630
Non-current liabilities	(114)	(109)
Current liabilities	(526)	(479)
	4,107	3,445
Under the terms of CCAA, the court has appointed FTI Consulting Canada Inc. to act as a monitor. This monitor has no operational input and is not involved in the management of the business. The Group considers that ITCAN continues to meet the requirements of IFRS 10 Consolidated Financial Statements, and, until such requirements are not met, the Group will continue to consolidate the results of ITCAN.
Whilst the Group continues to control the operations of its Canadian subsidiary, there are restrictions over the ability to access or use certain assets including the ability to remit dividends. Included in non-current assets for 2022 and 2021 is goodwill of £2.5 billion subject to impairment reviews (note 12). Included in current liabilities are trade and other payables of £391 million (2021: £341 million), the majority of which are amounts payable in respect of duties and excise. A breakdown of current assets has been provided below.

	2022 £m	2021 £m
Cash and cash equivalents*	1,569	1,114
Inventory	182	126
Investments held at fair value	396	351
Other	46	39
	2,193	1,630
Note:
*    Cash and cash equivalents above include £1,411 million (2021: £1,024 million) of restricted cash and cash equivalents. The Group defines restricted cash and cash equivalents as where there are significant restrictions on its ability to access or use the assets and settle the liabilities of the Group, but excludes cash and cash equivalents where there are also outstanding local currency borrowings or where there is an outstanding excise liability. In addition, dividends payable would also be excluded from restricted cash and cash equivalents if the dividend has been approved by the necessary regulatory channels.
Refer to note 31 for information on the Quebec Class Actions.
Other shareholdings
At 31 December 2022, the Group holds almost 100% (2021: 99%; 2020: 92%) of the equity shares of PT Bentoel Internasional Investama Tbk (Bentoel). Between 2011 and 2021, the Group was party to a total return swap on approximately 7% of Bentoel’s issued capital. While the Group did not have legal ownership of these shares in this period, it retained the risks and rewards associated with them which resulted in the Group continuing to recognise an effective interest in 99% of Bentoel’s net assets and results. In 2021, the Group terminated the total return swap as part of its intention to delist from the Indonesia Stock Exchange and go private by conducting a Voluntary Tender Offer (VTO), as a result of which the Group acquired 0.2% additional shares at a cost of £4 million. Shares from over one thousand individual shareholders who could not be contacted are in the process of being transferred to a courts-approved Public Trustee. When this is complete, approvals will be sought from the relevant authorities to delist the company.